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                                                                    Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 23, 2001, in Amendment No. 1 to the Registration Statement (Form SB-2 No. 333-59888) and related Prospectus of Digital Descriptor Systems, Inc. dated June 6, 2001.



                                                     /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
June 6, 2001